Exhibit 99.3

Condensed Consolidated Income Statement

for the six month period to 30 June

		2011			2010
	Notes	Underlying[1] €m	Amounts excluded from underlying (Note 2) €m	Total €m	Underlying[1] €m	Amounts excluded from underlying (Note 2) €m	Total €m
Revenue	3	676.7	—	676.7	694.6	—	694.6
Cost of sales		(428.5)	—	(428.5)	(459.1)	—	(459.1)

Gross profit		248.2	—	248.2	235.5	—	235.5
Administrative expenses		(214.3)	(0.6)	(214.9)	(207.7)	(3.3)	(211.0)

Operating profit/(loss)	4,5,6	33.9	(0.6)	33.3	27.8	(3.3)	24.5
Finance income	6,7	2.6	0.6	3.2	0.3	0.2	0.5
Finance costs	6,7	(25.5)	—	(25.5)	(28.1)	(4.2)	(32.3)
Share of profit of joint ventures and associate		0.5	—	0.5	0.3	—	0.3

Profit/(loss) before taxation	4	11.5	—	11.5	0.3	(7.3)	(7.0)
Taxation	6,8	(3.5)	—	(3.5)	—	3.3	3.3

Profit/(loss) after taxation for the six month period attributable to equity holders of the Company		8.0	—	8.0	0.3	(4.0)	(3.7)

Earnings/(loss) per share (euro cents)

Basic	9	4.1		4.1	0.2		(3.0)
Diluted	9	4.1		4.1	0.2		(3.0)

1	Underlying excludes net exceptional items, certain re-measurement items and economic hedges - see Basis of Preparation.

The accompanying Notes form an integral part of these condensed Consolidated Interim Financial Statements.

Condensed Consolidated Statement of Comprehensive Income

for the six month period to 30 June

	2011			2010
	Underlying[1] €m	Amounts excluded from underlying €m	Total €m	Underlying[1] €m	Amounts excluded from underlying €m	Total €m
Profit/(loss) after taxation for the six month period attributable to equity holders of the Company	8.0	—	8.0	0.3	(4.0)	(3.7)
Actuarial gains/(losses) on retirement benefit obligations	—	2.4	2.4	—	(22.1)	(22.1)
Cash flow hedges:
- net fair value losses	—	(1.7)	(1.7)	—	(6.6)	(6.6)
- reclassified to Income Statement	—	4.6	4.6	—	4.8	4.8
Exchange differences on translation of foreign operations	—	(2.6)	(2.6)	—	7.3	7.3
Tax (charge)/credit on other net comprehensive	—	(1.9)	(1.9)	—	8.0	8.0

Other comprehensive income/(expense) net of taxation for the period	—	0.8	0.8	—	(8.6)	(8.6)

Total comprehensive income/(expense) for the period attributable to equity holders of the Company	8.0	0.8	8.8	0.3	(12.6)	(12.3)

1	Underlying excludes net exceptional items, certain re-measurement items and economic hedges - see Basis of Preparation.

The accompanying Notes form an integral part of these condensed Consolidated Interim Financial Statements.

Condensed Consolidated Balance Sheet

as at 30 June

	Notes		As at 30 June 2011 €m	As at 31 December 2010 €m
Goodwill			0.9	0.2
Other intangible assets	10		9.2	11.1
Property, plant and equipment:
- vehicles not subject to manufacturer repurchase agreements	10,11		511.2	353.5
- other property, plant and equipment	10		56.3	58.8
Investments accounted for using the equity method			15.9	16.3
Other financial assets:
- fixed asset investment			-	-
- investments held for sale			0.5	0.5
- derivative financial instruments			4.1	7.0
Deferred tax assets			38.1	41.4

Non-current assets			636.2	488.8

Inventories			9.9	7.1
Trade and other receivables			1,327.7	1,026.1
Current tax assets			4.8	1.6
Other financial assets:
- held for trading			-	-
- derivative financial instruments			1.3	2.7
Cash and short-term deposits	14a	)	130.7	231.7

Current assets			1,474.4	1,269.2

Total assets			2,110.6	1,758.0

Trade and other payables			767.7	463.5
Other taxes and social security			77.8	64.8
Current tax liabilities			22.2	20.3
Obligations under finance leases			301.2	184.3
Other financial liabilities:
- borrowings			138.4	112.9
- deferred consideration			0.3	0.3
- derivative financial instruments			12.4	19.0
Provisions			23.7	20.9

Current liabilities			1,343.7	886.0

Deferred tax liabilities			3.4	6.9
Provisions			33.3	27.4
Retirement benefit obligations			66.5	68.0
Obligations under finance leases			0.1	0.1
Other financial liabilities:
- borrowings			324.1	435.6
- deferred consideration			23.6	24.8
- derivative financial instruments			15.2	17.3

Non-current liabilities			466.2	580.1

Total liabilities			1,809.9	1,466.1

Net assets			300.7	291.9

Equity
Called-up share capital	12		25.6	25.6
Share premium			381.5	381.5
Own shares held	13		(5.6)	(3.9)
Retained deficit			(80.4)	(91.5)
Translation reserve			(14.1)	(11.6)
Hedging reserve			(7.0)	(9.0)

Shareholders' equity			300.0	291.1
Non-controlling interest			0.7	0.8

Total equity			300.7	291.9

The accompanying Notes form an integral part of these condensed Consolidated Interim Financial Statements.

Condensed Consolidated Statement of Changes in Equity

		Attributable to equity holders of the Company
	Notes	Share capital (Note 8) €m	Share premium €m	Own shares held (Note 9) €m	Retained deficit €m	Translation reserve €m	Hedging reserve €m	Total €m	Non-controlling interest €m	Total equity €m
At 1 January 2010		13.1	381.5	(2.5)	(295.6)	(24.3)	(10.6)	61.6	0.8	62.4
Loss for the period attributable to equity holders of the Company		—	—	—	(3.7)	—	—	(3.7)	—	(3.7)
Net actuarial losses on retirement benefit obligations		—	—	—	(22.1)	—	—	(22.1)	—	(22.1)
Cash flow hedges:
- net fair value losses		—	—	—	—	—	(6.6)	(6.6)	—	(6.6)
- reclassified to Income Statement		—	—	—	—	—	4.8	4.8	—	4.8
Taxation		—	—	—	4.8	3.1	0.1	8.0	—	8.0
Exchange differences on translation of foreign operations		—	—	—	—	7.3	—	7.3	—	7.3

Total comprehensive (expense)/income for the period		—	—	—	(21.0)	10.4	(1.7)	(12.3)	—	(12.3)

Increase in equity reserve arising from charge to income for share options in the period		—	—	—	0.8	—	—	0.8	—	0.8
Decrease in equity reserve arising from exercise of share options		—	—	—	(0.1)	—	—	(0.1)	—	(0.1)
Own shares released on vesting of share awards		—	—	0.1	—	—	—	0.1	—	0.1
Other exchange movements		—	—	(0.1)	—	—	—	(0.1)	—	(0.1)

At 30 June 2010		13.1	381.5	(2.5)	(315.9)	(13.9)	(12.3)	50.0	0.8	50.8

At 1 January 2011		25.6	381.5	(3.9)	(91.5)	(11.6)	(9.0)	291.1	0.8	291.9
Profit for the period attributable to equity holders of the Company		—	—	—	8.0	—	—	8.0	—	8.0
Net actuarial gains on retirement benefit obligations		—	—	—	2.4	—	—	2.4	—	2.4
Cash flow hedges:
- net fair value losses		—	—	—	—	—	(1.7)	(1.7)	—	(1.7)
- reclassified to Income Statement		—	—	—	—	—	4.6	4.6	—	4.6
Taxation		—	—	—	(1.1)	0.1	(0.9)	(1.9)	—	(1.9)
Exchange differences on translation of foreign operations		—	—	—	—	(2.6)	—	(2.6)	—	(2.6)

Total comprehensive income/(expense) for the period		—	—	—	9.3	(2.5)	2.0	8.8	—	8.8

Purchase of own shares	13	—	—	(2.2)	—	—	—	(2.2)	—	(2.2)
Increase in equity reserve arising from charge to income for share options in the period		—	—	—	1.9	—	—	1.9	—	1.9
Decrease in equity reserve and own shares released on vesting of share awards		—	—	0.1	(0.1)	—	—	—	—	—
Other exchange movements		—	—	0.4	—	—	—	0.4	(0.1)	0.3

At 30 June 2011		25.6	381.5	(5.6)	(80.4)	(14.1)	(7.0)	300.0	0.7	300.7

Goodwill of €1,080.4 million arising before 1 March 1998 is fully written off to reserves.

The hedging reserve reflects changes in the fair value of derivative financial instruments that are designated and effective as hedges of future cash flows.

The accompanying Notes form an integral part of these condensed Consolidated Interim Financial Statements.

Condensed Consolidated Cash Flow Statement

for the six month period to 30 June

	Notes		2011 €m	2010 €m
Operating profit			33.3	24.5
Reverse amortisation of other intangible assets	5		2.5	2.4
Reverse depreciation on vehicles and other property, plant and equipment	5		53.5	58.4
Reverse adjustments arising on differences between sales proceeds and depreciated amounts	5		(6.0)	0.6
Reverse non-cash operating lease charge on manufacturer repurchase agreements	5		72.4	61.6
Payments in respect of manufacturer repurchase agreements			(498.6)	(387.0)
Receipts in respect of manufacturer repurchase agreements			362.5	395.3
Purchase of vehicles not subject to manufacturer repurchase agreements			(138.9)	(179.2)
Proceeds on disposal of vehicles not subject to manufacturer repurchase agreements			108.5	152.8
Increase in non-vehicle inventories			(2.2)	(1.9)
Increase in receivables			(31.6)	(18.2)
Increase in payables			79.0	60.7
Increase in provisions			8.7	0.2
Increase/(decrease) in retirement benefit obligations			1.9	(2.5)
Reverse share-based payment charges			1.9	0.8
Reverse re-measurement items and economic hedging adjustments	6		(1.5)	3.8
Cash flow on derivative financial instruments - non-debt			2.3	(2.4)

Net cash generated from operating activities before taxation			47.7	169.9
Tax paid			(7.8)	(28.7)

Net cash generated from operating activities			39.9	141.2

Investing activities
Purchase of other intangible assets			(0.8)	(1.6)
Purchase of other property, plant and equipment			(3.9)	(3.4)
Proceeds on disposal of other property, plant and equipment			3.9	0.3
Purchase of fixed asset investment			—	(0.1)
Investment in subsidiary undertaking	15		(0.6)	—
Cash balances acquired with subsidiary undertaking	15		0.6	—

Net cash used in investing activities			(0.8)	(4.8)

Financing activities
Finance revenue received			2.6	0.3
Finance costs paid			(22.4)	(25.7)
Finance cost element of finance lease payments			(4.3)	(3.4)
Net capital element of finance lease payments	14a	)	(22.2)	(28.1)
Purchase of own shares	13		(2.2)	—
Repayment of bank and other loans	14a	)	(79.4)	(5.1)
Cash flow on derivative financial instruments - debt	14a	)	(20.4)	(6.5)

Net cash used in financing activities			(148.3)	(68.5)

(Decrease)/increase in cash and cash equivalents (excluding exchange rate changes)			(109.2)	67.9
Effects of exchange rate changes	14a	)	(0.1)	0.3

Net (decrease)/increase in cash and cash equivalents			(109.3)	68.2
Cash and cash equivalents at 1 January	14a	)	219.9	51.8

Cash and cash equivalents at 30 June	14a	)	110.6	120.0

The accompanying Notes form an integral part of these condensed Consolidated Interim Financial Statements.

Notes to the Condensed Consolidated Financial Statements

for the six month period to 30 June

1	General information

The address of the Company’s registered office is Avis House, Park Road, Bracknell, Berkshire, RG12 2EW.

2	Basis of preparation and accounting policies

This condensed consolidated interim financial information has been prepared using accounting policies consistent with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board, and in accordance with IAS 34, Interim Financial Reporting. Except for the calculation of the tax charge (see Note 8) and further exceptions described below, the accounting policies, presentation and methods of computation applied are consistent with those adopted in the Group's latest annual audited Consolidated Financial Statements.

New standards, interpretations and amendments to published standards - effective in the six month period ended 30 June 2011

The following new standards, amendments to standards or interpretations are mandatory for the first time for the six months commencing 1 January 2011 and have been applied by the Group where relevant but have had no significant impact on the Group's condensed Consolidated Financial Statements.

•	IFRS 10, Presentation and preparation of consolidated financial statements where an entity controls one or more other entities (effective 1 January 2011).

•	IFRS 11, Joint Arrangements (effective 1 January 2011).

•	IFRS 12, Disclosure of interests in other entities (effective 1 January 2011).

•	IFRS 13, Fair value measurements and related disclosures (effective 1 January 2011).

•	IAS 24 (revised), Related party disclosures (effective 1 January 2011).

•	IAS 32, Financial instruments: presentation (amendment - 'Classification of rights issues') (effective 1 February 2010).

•	IFRIC 14 (Amendment), Prepayments of a minimum funding requirement (effective 1 January 2011).

•	IFRIC 19, Extinguishing financial liabilities with equity instruments (effective 1 July 2010).

Note that the following new standard, interpretations and amendments to published standards are effective for annual periods beginning on or after the stated effective date, and have therefore not been adopted to date:

•	IFRS 9, Financial instruments (effective 1 January 2013).

IFRS 9, “Financial instruments”, a proposed replacement for IAS39, comprises three individual phases as follows:

1) Classification and measurement - a number of minor changes to the measurement of financial assets and liabilities are proposed.

2) Impairment - a number of amendments to impairment rules including assessment of credit losses are proposed.

3) Hedge accounting - current proposals are expected to make hedge accounting simpler and easier to apply than is currently the case under IAS39.

Management are currently reviewing the impact of the above. The impact of phases 1 and 2 are expected to be limited other than further disclosure amendments. The impact of phase 3 would impact the accounting for some of the Group’s current hedging arrangements.

Segment Reporting

In accordance with IFRS8, Operating segments, the Group adopts a “management approach” to segment reporting such that segmental information is in the form which management uses internally for assessing segment performance and deciding how to allocate resources to operating segments. Operating segments are reported in a manner consistent with the internal reporting provided to the chief operating decision-maker being the Group Chief Executive.

Notes to the Condensed Consolidated Financial Statements

for the six month period to 30 June

2	Basis of preparation and accounting policies (continued)

Underlying measures

In addition to total performance measures, the Group also discloses additional underlying performance measures, including underlying profit and underlying earnings per share. The Group believes that these underlying performance measures provide additional useful information on business trends. The term “underlying” is not defined under IFRS, and may therefore not be comparable with similarly titled profit measurements reported by any other company. It is not intended to be a substitute for, or superior to, IFRS measures of profit.

These underlying measures are calculated based on reported profit before exceptional items, certain re-measurement items and adjustments to reflect the realised gains and losses on foreign exchange forward contracts and accrued interest cash flows on certain derivative financial instruments (economic hedge adjustments).

3	Revenue

The Group provides international vehicle rental services. Revenue is derived entirely from continuing activities. The Group experiences a natural increase in demand from Leisure customers over the European summer holiday months which generally results in lower revenue generated in the first half of the year as compared to the second half.

Revenue is analysed below and comprises rental income, licensee income and the disposal of vehicles not subject to manufacturer repurchase agreements.

Revenue	2011 €m	2010 €m
Rental income (see Note 4)	569.8	538.8
Disposal of vehicles not subject to manufacturer repurchase agreements	106.9	155.8

Total	676.7	694.6

Notes to the Condensed Consolidated Financial Statements

for the six month period to 30 June

4	Segment Information

Operating segments

Rental income[1]	2011 €m	2010 €m
Corporately-owned operations:
Rental revenue	488.4	462.2
Other revenue[2]	58.5	54.8

	546.9	517.0
Licensees:
Avis licensee fees	18.5	17.4
Budget licensee fees	4.4	4.4

	22.9	21.8

Rental income[1]	569.8	538.8

[1]

For management purposes the Group does not apply IAS 16 in terms of reporting revenue from disposal of vehicles not subject to manufacturer repurchase agreements, and instead nets such revenue against the related net book value arising upon disposal in cost of sales. The revenue from the sale of such vehicles was €106.9 million (2010: €155.8 million) (see Note 3).

[2]	Other revenue includes income from the sale of fuel, sub-licensee income, the provision of foreign exchange services to rental customers and other incidental operating income.

	2011			2010
Operating profit/(loss)	Underlying[1] €m	Amounts excluded from underlying €m	Total €m	Underlying[1] €m	Amounts excluded from underlying €m	Total €m
Corporately-owned operations:	14.4	(0.6)	13.8	9.7	(3.3)	6.4
Licensees:
Avis	17.4	—	17.4	16.3	—	16.3
Budget	2.1	—	2.1	1.8	—	1.8

	19.5	—	19.5	18.1	—	18.1

Operating profit/(loss)	33.9	(0.6)	33.3	27.8	(3.3)	24.5
Finance income[2]	2.6	0.6	3.2	0.3	0.2	0.5
Finance costs[2]	(25.5)	—	(25.5)	(28.1)	(4.2)	(32.3)
Share of profit of joint ventures and associate	0.5	—	0.5	0.3	—	0.3

Profit/(loss) before taxation	11.5	—	11.5	0.3	(7.3)	(7.0)

[1]	See Basis of Preparation.
[2]	Arise in the corporately-owned business segment.

No adjustment is made between segments to recharge in the Income Statement the value of the Avis brand, licence rights, or to allocate the value of goodwill written off to reserves in previous periods. Avis goodwill of €1,080.4 million arising before 1 March 1998 was fully written off to reserves, and Budget goodwill of €33.9 million arising on 12 March 2003 was fully impaired and charged to the Income Statement in previous periods. The remaining book value of goodwill at 30 June 2011 is allocated to the corporately-owned segment. Had the value of Avis goodwill, brand or licence rights been charged to the segments, the individual segment results would be materially affected. An element of the value of Budget brand rights is recharged between corporately-owned and Budget Licensee operations where the Budget brand is used, amounting to €0.5 million (2010: €0.4 million).

The increase in total assets reflects the seasonal nature of the business and the proportional distribution of these assets within each segment is consistent with those disclosed in the last Annual Report.

Notes to the Condensed Consolidated Financial Statements

for the six month period to 30 June

5	Operating profit/(loss)

	2011	2010
Analysis by nature	€m	€m
Operating profit is stated after charging/(crediting):
Underlying profit[1]:
On balance sheet fleet charges:
- Hire of vehicles under repurchase agreements	88.5	76.0
- Unwinding of discount on vehicle repurchase agreements	(16.1)	(14.4)

- Net operating lease charge on manufacturer repurchase agreements	72.4	61.6
- Depreciation on vehicles—owned (see Note 10)	43.7	47.5
- Depreciation on vehicles—under finance lease (see Note 10)	4.0	4.2
- Adjustments arising on differences between sales proceeds and depreciated amounts—fleet	(2.7)	0.6

On balance sheet fleet charges	117.4	113.9

Other fleet charges:
- Hire of motor vehicles	35.4	31.3

Non-fleet fixed asset charges:
- Amortisation of other intangible assets (see Note 10)	2.5	2.4
- Depreciation on other property, plant and equipment (see Note 10)	5.8	6.7
- Adjustments arising on differences between sales proceeds and depreciated amounts—non fleet	(3.3)	—

Non-fleet fixed asset charges	5.0	9.1

Hire of other plant and equipment	0.8	0.5
Contingent operating lease rentals[2]	24.9	23.3
Other operating lease rentals	26.3	26.1

Net amounts excluded from underlying[1]:
Total net exceptional items, certain re-measurement items and economic hedge adjustments (see Note 6)	0.6	3.3

[1]	See Basis of Preparation.
[2]	Contingent operating lease rentals primarily arise with respect to airport concessions and are typically based on the level of revenue generated by the individual concession.

Notes to the Condensed Consolidated Financial Statements

for the six month period to 30 June

6	Amounts excluded from underlying

	2011			2010
	Adminis- trative expenses €m	Finance items €m	Total €m	Administrative expenses €m	Finance items €m	Total €m
Net exceptional expenses:
a) Costs relating to potential acquisition of the Group	2.1	—	2.1	—	—	—
b) Refinancing and capital restructuring costs	—	—	—	4.5	0.9	5.4
c) Disposal of leasehold interest	—	—	—	(4.8)	—	(4.8)
d) Restructuring costs	—	—	—	(0.2)	—	(0.2)

	2.1	—	2.1	(0.5)	0.9	0.4

Certain re-measurement items and economic hedges:
Re-measurement gains on derivative financial instruments	(2.0)	(0.6)	(2.6)	(0.5)	(0.2)	(0.7)
Re-measurement losses on derivative financial instruments	1.5	0.9	2.4	4.7	5.4	10.1

e) Net re-measurement (gains)/losses on derivative financial instruments	(0.5)	0.3	(0.2)	4.2	5.2	9.4
f) Economic hedge adjustments	(1.0)	(0.7)	(1.7)	(0.4)	(3.1)	(3.5)
Foreign exchange (gain)/loss on borrowings (see Note 7)	—	(0.2)	(0.2)	—	1.0	1.0

	(1.5)	(0.6)	(2.1)	3.8	3.1	6.9

Net amounts excluded from underlying profit before tax	0.6	(0.6)	—	3.3	4.0	7.3
Tax on amounts excluded from underlying profit (see Note 8)	(0.2)	0.2	—	(2.4)	(0.9)	(3.3)

Net amounts excluded from underlying profit after tax	0.4	(0.4)	—	0.9	3.1	4.0

a)	Costs relating to the proposed acquisition of the Group by Avis Budget Group, Inc. are being incurred and recognised as exceptional items. While many of these costs are contingent upon the transaction completing, €2.1 million related to national insurance costs associated with share options has been recognised in the current period.
b)	Professional, legal, consultancy and other costs were incurred in the prior period in conjunction with a refinancing and Rights Issue. Certain of these costs, together with the write-off of unamortised issue costs arising upon cessation of existing facilities, have been recognised as exceptional costs.
c)	In the prior period the Group disposed of a leasehold interest in a UK property. Prior to sale, a carrying amount of €2.0 million regarding the Group's interest in the property was recognised as a current asset. The total disposal proceeds, net of expenses, were €6.8 million. Accordingly, a premium of €4.8 million was recognised.
d)	During the prior period, a re-assessment of remaining restructuring provisions which had previously been recognised led to a €0.2 million exceptional credit.
e)	During the period, the Group recognised realised gains of €2.3 million (2010: losses of €2.4 million) and unrealised losses of €1.8 million (2010: losses of €1.8 million) on non debt-related financial instruments, and realised losses of €20.4 million (2010: losses of €6.5 million) and unrealised gains of €20.6 million (2010: gains of €1.3 million) on debt-related financial instruments.
f)	Economic hedging arrangements have been entered into for which the Group is unable to apply hedge accounting under IAS 39. To the extent that IAS 39 does not permit hedge accounting, economic hedge adjustments are applied to recognise in the Group’s underlying results those movements in the fair value of derivatives that offset movements in the value of the items being economically hedged (which themselves are recognised in the Group’s underlying results).

Notes to the Condensed Consolidated Financial Statements

for the six month period to 30 June

7	Finance income, finance costs and foreign exchange on net debt

	2011			2010
	Underlying[1] €m	Amounts excluded from underlying €m	Total €m	Underlying[1] €m	Amounts excluded from underlying €m	Total €m
Finance income
Interest receivable	2.6	—	2.6	0.3	—	0.3
Re-measurement gains on debt-related derivative financial instruments	—	0.6	0.6	—	0.2	0.2

	2.6	0.6	3.2	0.3	0.2	0.5

Finance costs
Interest payable under finance lease obligations	(4.3)	—	(4.3)	(3.4)	—	(3.4)
Interest payable on bank loans, overdrafts and loan notes	(19.5)	—	(19.5)	(20.6)	(0.9)	(21.5)
Interest payable on deferred consideration	(1.0)	—	(1.0)	(1.0)	—	(1.0)
Re-measurement losses on debt-related derivative financial instruments	—	(0.9)	(0.9)	—	(5.4)	(5.4)
Economic hedge adjustment on interest payable[2]	(0.7)	0.7	—	(3.1)	3.1	—
Foreign exchange gain/(loss) on net debt	—	0.2	0.2	—	(1.0)	(1.0)

	(25.5)	—	(25.5)	(28.1)	(4.2)	(32.3)

Net finance costs	(22.9)	0.6	(22.3)	(27.8)	(4.0)	(31.8)

[1]	See Basis of Preparation.
[2]

Economic hedging arrangements have been entered into for which the Group is unable to apply hedge accounting under IAS 39. To the extent that IAS 39 does not permit hedge accounting, economic hedge adjustments are applied to recognise in the Group’s underlying results those movements in the fair value of derivatives that offset movements in the value of the items being economically hedged (which themselves are recognised in the Group’s underlying results).

8	Taxation

The underlying effective rate of taxation was reduced to 32% (2010: 43%) as a consequence of results arising in different jurisdictions impacting both current and deferred taxation, together with the satisfactory resolution of a number of historic matters. The current rate is calculated on the basis of an estimated underlying effective rate for the year ended 31 December 2011. The effective tax rate on exceptional items, certain re-measurement items and economic hedges is nil (2010: 45%), reflecting the mix of relevant items.

Notes to the Condensed Consolidated Financial Statements

for the six month period to 30 June

9	Earnings per share

Basic and diluted earnings per share are based on the earnings for the six month period and the weighted average number of shares in issue for the six month period attributable to equity holders of the Company.

Options have been granted to certain Directors and employees over ordinary shares of the Company and constitute the only category of potentially dilutive ordinary shares. These options increased the weighted average number of shares in 2011 as certain related performance conditions were fully satisfied and the prevailing market price was in excess of the option exercise price. In 2010, either the option exercise prices were in excess of the prevailing market share price or exercise of the options was subject to performance conditions which had not been fully satisfied by the period end.

The weighted average number of shares is as follows:

Millions of shares			2011	2010
Basic			193.6	913.3
Dilutive ordinary shares - share options			1.7	—

Diluted			195.3	913.3

After adjusting for the Rights Issue and own shares held, the weighted average number of shares in issue for the six month period was 193,630,611 (2010 adjusted: 123,478,411).

Basic and diluted earnings per share following this adjustment is as follows:

	2011	2010	2011	2010
Underlying	Euro	Euro	Sterling	Sterling
Earnings for the period attributable to equity holders of the Company (million)	8.0	0.3	6.9	0.3

Earnings per share:	Cents	Cents	Pence	Pence
Basic	4.1	0.2	3.6	0.2
Diluted	4.1	0.2	3.5	0.2

	2011	2010	2011	2010
Total	Euro	Euro	Sterling	Sterling
Earnings/(loss) for the period attributable to equity holders of the Company (million)	8.0	(3.7)	6.9	(3.2)

Earnings/(loss) per share:	Cents	Cents	Pence	Pence
Basic	4.1	(3.0)	3.6	(2.6)
Diluted	4.1	(3.0)	3.5	(2.6)

Notes to the Condensed Consolidated Financial Statements

for the six month period to 30 June

10	Fleet and non-fleet fixed assets

		Property, plant and equipment
	Other intangible assets €m	Vehicles not subject to manufacturer repurchase agreements €m	Other €m
Cost
At 1 January 2010	31.6	472.9	146.3
Additions	1.6	314.4	3.4
Disposals	—	—	(3.6)
Transfers to "inventories"	—	(241.1)	—
Transfers from "vehicles subject to manufacturer repurchase agreements"	—	24.5	—
Exchange movements	1.9	9.6	3.8

At 30 June 2010	35.1	580.3	149.9

At 1 January 2011	32.1	432.5	143.8
Additions	0.8	332.6	3.9
Disposals	(1.3)	—	(5.7)
Transfers to "inventories"	—	(179.9)	—
Transfers from "vehicles subject to manufacturer repurchase agreements"	—	5.1	—
Acquisitions	—	—	0.1
Exchange movements	(0.9)	(3.5)	(1.4)

At 30 June 2011	30.7	586.8	140.7

Depreciation, amortisation and impairment
At 1 January 2010	18.5	108.4	81.4
Charges for the six month period	2.4	51.7	6.7
Disposals	—	—	(3.3)
Transfers to "inventories"	—	(72.4)	—
Transfers from "vehicles subject to manufacturer repurchase agreements"	—	2.2	—
Exchange movements	1.2	1.4	3.2

At 30 June 2010	22.1	91.3	88.0

At 1 January 2011	20.9	79.0	84.8
Charges for the six month period	2.5	47.7	5.8
Disposals	(1.3)	—	(5.1)
Transfers to "inventories"	—	(50.4)	—
Exchange movements	(0.6)	(0.7)	(1.1)

At 30 June 2011	21.5	75.6	84.4

Net book amount
At 30 June 2011	9.2	511.2	56.3

At 30 June 2010	13.0	489.0	61.9

At 30 June 2011, the Group had capital commitments for fixed assets contracted, but not provided for, amounting to vehicles €79.4 million (2010: €40.2 million) and other property, plant and equipment €3.0 million (2010: €1.8 million).

Notes to the Condensed Consolidated Financial Statements

for the six month period to 30 June

11	Fleet

Net book amount	2011 €m	2010 €m
Property, plant and equipment - vehicles not subject to manufacturer repurchase agreements	511.2	489.0
Vehicles classified within inventories	1.4	0.4
Repurchase agreement receivables	819.5	714.6
Prepaid repurchase vehicle operating lease charges	80.6	65.0

Vehicles subject to manufacturer repurchase agreements[1]	900.1	779.6

	1,412.7	1,269.0

[1]	Vehicles subject to manufacturer repurchase agreements are recognised within "trade and other receivables" in the condensed Consolidated Balance Sheet.

12	Called-up share capital

	2011		2010
	Number	€m	Number	€m
Issued and fully paid share capital—ordinary shares of 10 pence (2010: 1 pence) each
At 1 January and 30 June	195,610,761	25.6	920,524,047	13.1

The decrease in the number of ordinary shares since 30 June 2010 period end represents the combined effect of the prior year Rights Issue and subsequent share consolidation.

13	Own shares held

As of the balance sheet date, own shares were held by the Avis Europe Employee Share Trust, a discretionary trust, to partially satisfy options and awards under a number of the Group’s share schemes. The Company’s shares had a nominal value of 10 pence (2010: 1 pence) per share.

At 30 June 2011, the Trust held 2,250,557 shares (2010: 6,955,848), which has been recognised as a reduction in shareholders’ equity. The movement in the number of shares held primarily comprises the full take-up of the Rights Issue allocation offset by an adjustment upon the share consolidation (see Note 9). The market price of the shares as at 30 June 2011 was 310.3 pence per share (2010 rebased combined effect of the prior year Rights Issue and subsequent share consolidation: 221.7 pence per share; 2010 as reported: 29.5 pence per share). The market value of own shares held as at 30 June 2011 was £7.0 million (2010: £2.1 million). None of the shares held at the period end are under option to employees, nor have they been conditionally gifted to them. The Avis Europe Employee Share Trust has not waived its right to any dividends on these shares.

Notes to the Condensed Consolidated Financial Statements

for the six month period to 30 June

14	Notes to the consolidated cash flow statement

a)	Analysis of changes in net debt

	At 1 January 2011 €m	Cash flow €m	Non-cash movements €m	Exchange movements €m	At 30 June 2011 €m
Cash and short-term deposits	231.7	(100.9)	—	(0.1)	130.7
Bank overdrafts	(11.8)	(8.3)	—	—	(20.1)

Cash and cash equivalents	219.9	(109.2)	—	(0.1)	110.6
Obligations under finance leases	(184.4)	22.2	(141.4)	2.3	(301.3)
Borrowings (excluding overdrafts)	(536.7)	79.4	18.3	(3.4)	(442.4)
Derivative debt instruments	(27.2)	20.4	(14.9)	—	(21.7)

Net debt	(528.4)	12.8	(138.0)	(1.2)	(654.8)

Non-cash movements on obligations under finance leases represent the net effect of the inception and cessation of capital element of finance leases during the period. Other non-cash movements reflect changes in the fair value of derivatives and hedged items, which include inherently in their valuation certain spot and forward foreign exchange adjustments.

b)	Reconciliation of net increase in cash and cash equivalents to movement in net debt

	2011 €m	2010 €m
Movement in net debt resulting from cash flows	12.8	107.6
Net new finance leases	(141.4)	(130.8)
Re-measurement adjustments on borrowings and derivative debt instruments	3.4	(3.3)
Exchange movements	(1.2)	(1.4)

Total movement in net debt	(126.4)	(27.9)
Net debt at 1 January	(528.4)	(757.9)

Net debt at 30 June	(654.8)	(785.8)

Analysed as:
Current net debt	(319.5)	(338.0)
Non-current net debt	(335.3)	(447.8)

	(654.8)	(785.8)

15	Acquisition

On 4 February 2011, the Group completed the acquisition of the remaining 50% of the French joint venture, OKIGO. Post acquisition, the OKIGO operations have been absorbed within the operations of Avis France and have been relaunched as part of the Group’s new “Avis on Demand” hourly rental service. The results and cash flows arising subsequent to the acquisition are therefore not separately identifiable, but are not considered material, and accordingly are not disclosed separately. The details of the net liabilities acquired (being 100% of the net liabilities of OKIGO at the date of acquisition), goodwill and consideration are set out below. Goodwill represents the surplus of consideration over the net liabilities acquired.

Provisional fair value €m
Property, plant and equipment:
- other property, plant and equipment	0.1
Trade and other receivables	0.3
Cash and short-term deposits	0.6
Trade and other payables	(1.2)

Net liabilities acquired	(0.2)
Goodwill arising on acquisition	0.7

Consideration	0.5

Consideration satisfied by:
Cash consideration	0.6
Fair value of previously held equity interest	(0.1)

Consideration	0.5

Notes to the Condensed Consolidated Financial Statements

for the six month period to 30 June

16	Contingent liabilities

The Company and certain subsidiaries have provided unsecured guarantees to certain third parties within the normal course of business, the majority of which were in favour of certain lenders in respect of some of the Group's loan notes and borrowing facilities, together with guarantees provided to certain vehicle suppliers and property lessors. As at 30 June 2011, these guarantees totalled €710.9 million (2010: €893.2 million) of which €489.0 million (2010: €706.1 million) related to the Group's financing facilities and €64.1 million (2010: €66.4 million) related to insurance.

Certain Group companies are defendants in a number of claims and legal proceedings incidental to their operations. The Directors do not expect that any of these contingencies will have a material negative impact on the results or financial position of the Group.

Costs arising from the acquisition of the Group by Avis Budget Group, Inc. are being incurred by the Group, including professional, legal, and consulting fees, accelerated share option charges and associated national insurance costs, together with accelerated amortisation of issue costs in relation to certain committed debt and derivative facilities.

Save as disclosed herein and excluding intra-group indebtedness and guarantees, no member of the Group had at the close of business on 30 June 2011 any outstanding loan capital (including loan capital created but unissued), term loans or any other borrowings or indebtedness in the nature of borrowings, including bank overdrafts, liabilities under acceptances (other than normal trade bills) or acceptance credits, hire purchase commitments, obligations under finance leases, guarantees or other contingent liabilities.

17	Related party transactions

	2011 €m	2010 €m
Sales to joint ventures	0.5	0.7
Net current amounts owing from joint ventures	0.1	2.0
Purchases from majority shareholder	27.2	18.3
Sales to majority shareholder	53.6	39.6
Purchases from a subsidiary of majority shareholder	1.1	0.7
Sales to a subsidiary of a majority shareholder	0.1	—
Interest payable to a subsidiary of majority shareholder	0.1	0.2
Current amounts owing to majority shareholder	15.9	10.2
Current amounts owing from majority shareholder	21.7	15.3
Current amounts owing to a subsidiary of majority shareholder	0.2	0.3

The remuneration of the Directors, and other key management personnel of the Group, is set out below in aggregate for each of the categories specified in IAS 24, Related Party Disclosures. Salaries and short-term employee benefits include wages, salaries and social security costs.

	2011			2010
	Directors €m	Key management €m	Total €m	Directors €m	Key management €m	Total €m
Salaries and short-term employee benefits	0.8	1.2	2.0	0.8	1.3	2.1
Share-based payments	0.8	1.1	1.9	0.3	0.5	0.8

	1.6	2.3	3.9	1.1	1.8	2.9

Notes to the Condensed Consolidated Financial Statements

for the six month period to 30 June

18	Exchange rates

Monthly income statements and other period statements of overseas operations are translated at the relevant rate of exchange for that month. Except for the Balance Sheet which is translated at the closing rate, each line item in these condensed Consolidated Financial Statements represents a weighted average rate.

Exchange rates are provided below for the two principal currencies which impact the Group's consolidation, with the presentation currency being Euro.

	Euro to Sterling Six month period ended 30 June		Sterling to Euro Six month period ended 30 June
	2011	2010	2011	2010
Weighted average reported rate for rental income	1.161	1.139	0.861	0.878
Weighted average reported rate for operating profit	1.145	1.144	0.873	0.874
Period end rate	1.136	1.202	0.880	0.832

19	Subsequent events

On 3 October 2011, Avis Europe plc was acquired by Avis Budget Group, Inc. pursuant to the scheme of arrangements approved by shareholders and sanctioned by the Court. Subsequent to the acquisition, on 5 October 2011 the Company changed its name to Avis Budget EMEA Limited.